UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2018

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Whitestone REIT (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 23, 2018 (the “Initial 8-K”) solely to amend and restate Item 5.07 of the Initial 8-K to disclose the final voting results, as certified by the inspector of election, IVS Associates, Inc. (“IVS”), of the Company’s annual meeting of shareholders (the “Annual Meeting”) held on May 17, 2018.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2018 (the “Proxy Statement’).

Set forth below are the final voting results certified by IVS. Based on the final voting results certified by IVS, holders of 27,425,850 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

Proposal 1: Election of Trustee

Each of Nandita V. Berry, Jack L. Mahaffey and James C. Mastandrea, constituting the Company’s full slate of nominees, was elected to serve on the Board of Trustees (the “Board”) of the Company until the 2021 annual meeting of shareholders and until his or her successor is duly elected and qualified, based on the following votes:

The Company's Nominees

Nominee	Votes For	Votes Withheld
Nandita V. Berry	14,690,484	1,336,920
Jack L. Mahaffey	13,570,625	2,456,779
James C. Mastandrea	25,287,887	2,137,964

KBS Strategic Opportunity REIT's Nominees

Nominee	Votes For	Votes Withheld
Kenneth H. Fearn, Jr.	11,178,611	219,836
David E. Snyder	11,151,852	246,595

Paul T. Lambert and David F. Taylor will continue to hold office until the 2019 annual meeting of shareholders, and Donald F. Keating and Najeeb A. Khan will continue to hold office until the 2020 annual meeting of shareholders.

Proposal 2: Advisory Vote on Executive Compensation

An advisory resolution to approve executive compensation, as described in the Proxy Statement, was not approved, based on the following votes:

Votes For	Votes Against	Abstentions
9,495,967	17,175,610	754,272

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved, based on the following votes:

Votes For	Votes Against	Abstentions
25,985,398	897,678	542,774

Proposal 4: Non-Binding Shareholder Proposal to Declassify the Board

An advisory resolution requesting that the Board take the steps necessary to declassify the Board, to require that all trustees stand for election annually and to prohibit the Board from taking action to classify the Board again without shareholder approval was approved, based on the following votes:

Votes For	Votes Against	Abstentions
22,017,487	3,073,211	1,604,828

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: May 30, 2018	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer